UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/22/2009

GigOptix, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-153362

Delaware	26-2439072
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2400 Geng Road, Suite 100
Palo Alto, CA 94303
(Address of principal executive offices, including zip code)

(650) 424-1937
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On June 22, 2009, GigOptix, Inc. issued a press release announcing the booking of a $1.46 million purchase order for its ultra long reach Mach-Zehnder Modulator (MZM) drivers. The order, from a large European customer for undersea optical network cable drivers, is to be delivered in full during the second half of 2009.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)   Exhibits
Exhibit Number        Description
99.1                       Press Release of GigOptix, Inc. dated June 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GigOptix, Inc.

Date: June 22, 2009	By:	/s/ Avishay Katz
Dr. Avishay Katz
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release of GigOptix, Inc. dated June 22, 2009